EXHIBIT 10.11

Deed of Assignment

Arabic Translation Omitted

This Deed of Assignment is made and entered into on this day of ,2006 , by and between "Dover Investments Limited, a corporation organized and existing under the laws of Canada hereinafter referred to as ("Dover”), as ASSIGNOR, and TransPacific Petroleum Corp., a corporation organized and existing under the laws of Canada, hereinafter referred to as (“TransPacific”),   and Mogul Energy International, Inc. a corporation organized and existing under the laws of the United States of America, hereinafter referred to as (“Mogul”) and Sea Dragon Energy Inc. a corporation organized and existing under the laws of Canada hereinafter referred to as (“Sea Dragon”) As ASSIGNEES.

WHEREAS, “Dover” has certain rights, privileges, duties and obligations under the Concession Agreement issued by Law No. 159 of 2002, dated 18th of July, 2002, (hereinafter referred to as the “Concession Agreement``), entered into by the Government of the Arab Republic of Egypt (“Government”), the “Egyptian General Petroleum Corporation” (“EGPC”) and "Dover Investments Limited (“Dover”), for Petroleum Exploration and Exploitation covering the “East Wadi Araba ” Area, Gulf of Suez as described in Annex ``A`` and outlined in Annex ``B`` of the above mentioned Concession Agreement.

WHEREAS, Dover wishes to assign:  Twenty Five percent(25%) to TransPacific, Twenty percent(20%) to Mogul and Forty percent (40%) to Sea Dragon of its rights, interests, privileges, duties and obligations in the above mentioned Concession Agreement.

WHEREAS TransPacific Mogul and Sea Dragon accept such Assignment.

WHEREAS, pursuant to Article XXI of the aforementioned Concession Agreement, EGPC must review and approve the text of this Assignment.

WHEREAS, such Assignment is subject to the approval of the Government of the Arab Republic of Egypt.

NOW, THEREFORE, the Parties of this Assignment agree as follows:

1 - This Assignment is made in accordance with the provisions of Article XXI of the aforementioned Concession Agreement.

2 - Dover hereby assigns an eighty five percent (85%) interest of its rights, interests, privileges, duties and obligations in the above mentioned Concession Agreement to TransPacific, Mogul and Sea Dragon

Upon the approval of this Deed of Assignment, the interests of the parties constituting the Contractor under the aforementioned Concession Agreement shall be as follows:

    TransPacific    25%
    Mogul              20%
    Sea Dragon     40%
    Dover              15%

3 - This Assignment shall be binding upon and inure to the benefit of the Parties hereto, their successors and assignees.

4 - Dover states that it has duly fulfilled all of its obligations under the aforementioned Concession Agreement as of the date of this Assignment.

5 - TransPacific, Mogul, and Sea Dragon. (as Assignees) expressly state that they are bound by all the provisions and covenants contained in the aforementioned Concession Agreement and any modifications or additions in writing, as well as any contracts concluded by Dover (as Assignor) with EGPC in implementation thereof that may have been made up to the date of this Deed of Assignment.

6 - Dover, TransPacific, Mogul and Sea Dragon state that the rights and privileges of both the Government and EGPC contained in the Concession Agreement shall not be prejudiced by the provisions of this Deed of Assignment.

7 - Pursuant to Article XXI paragraph (d) of the Concession Agreement, TransPacific,  Mogul, Sea Dragon state that they, together with Dover, shall be vis-vis jointly and severally liable to the Government and EGPC for the performance of the obligations of Contractor under the aforementioned Concession Agreement.

8 - TransPacific (The Operator), (through it’s office in The A.R.E.) shall further be the entity to which, from which and in whose name all notifications related to, or in connection with the aforementioned Concession Agreement shall be made.

9 - This Assignment shall be effective as of the date of the approval of the Government.

IN WITNESS WHEREOF, the Assignment parties have duly executed this Deed of Assignment on this    day of    , 2006.

ASSIGNOR:

By: DOVER INVESTMENTS LIMITED

Name: Robert P. Salna

Title: President

Signature: /s/ Robert P. Salna

ASSIGNEES:

By: TRANSPACIFIC PETROLEUM CORP.

Name: Dr. Ghareeb M. Awad

Title: President

Signature: /s/ Ghareeb M. Awad

By: MOGUL ENERGY INTERNATIONAL INC.

Name: Naeem Tyab

Title: President

Signature: /s/ Naeem Tyab

By: SEA DRAGON ENERGY INC.

Name: David Thompson

Title: President

Signature /s/ David Thompson

The above mentioned Deed of Assignment dated the    day of    2006, of the East Wadi Araba Area Concession Agreement in the Arab Republic of Egypt issued by Law No. 159 of 2002 is approved and accepted.

Egyptian General Petroleum Corporation

Name: Eng. Ibrahim Saleh Mahmoud

Title: Chairman of the Board

Signature:

Date:

Arab Republic Of Egypt Government

Name: Eng. Sameh Fahmy

Title: Minister of Petroleum

Signature:

Date: